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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 24, 2003



                            MAXWELL SHOE COMPANY INC.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                     0-24026               04-2599205
--------------------------------   --------------------  -----------------------
  (State or Other Jurisdiction       (Commission File         (IRS Employer
        of Incorporation)                 Number)          Identification No.)


     101 Sprague Street P.O. Box 37 Readville (Boston), MA            02137
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (617) 364-5090
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

       On February 24, 2003, the registrant announced its Board of Directors authorized the repurchase of up to $25 million of the registrant's Class A Common Stock. Under the stock repurchase program, the registrant may purchase through December 31, 2005, as market conditions warrant and from time to time on the open market, up to $25 million of its Class A Common Stock.

       The information contained in the registrant's press release dated February 24, 2003 in connection with the authorization of the stock repurchase program is included in Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 5.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)  Exhibits

     Exhibit No.      Description
     -----------      -----------

     99.1             Press Release issued February 24, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXWELL SHOE COMPANY INC.
Date: February 25, 2003                By:    /s/ Richard J. Bakos
                                              --------------------
                                       Name:  Richard J. Bakos
                                       Title: Vice President, Finance and Chief
                                              Financial Officer

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EXHIBIT INDEX*

Exhibit No.    Description
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99.1           Press Release issued February 24, 2003